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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 16, 2003


                        AMERICAN PHYSICIANS CAPITAL, INC.
             (Exact name of registrant as specified in its charter)


                                    Michigan
                 (State or other jurisdiction of incorporation)


            000-32057                                     38-3543910
   (Commission File Number)                    (IRS Employer Identification No.)

             1301 North Hagadorn Road, East Lansing, Michigan 48823
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: (517)351-1150

                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

Exhibit 99.1:     Press Release, dated July 16, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

         On July 16, 2003, American Physicians Capital, Inc. issued a press release announcing the resignation of Raymond Jacobsen, Chief Executive Officer of the Company's workers' compensation business unit. A copy of the press release is furnished herewith as Exhibit 99.1. The information contained in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 16, 2003                  AMERICAN PHYSICIANS CAPITAL, INC.


                               By: /s/ Frank H. Freund
                                   -------------------
                                   Frank H. Freund
                                   Executive Vice President, Treasurer and Chief Financial Officer


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                                  EXHIBIT INDEX


Number            Description

99.1              Press Release, dated July 16, 2003



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